UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):

November 13, 2017

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As of November 13, 2017, Lennox Industries Inc. (“Lennox”), LPAC Corp. (“LPAC”), and Lennox International Inc. (the “Company”), entered into an amendment (“the Amendment”) to the Amended and Restated Receivables Purchase Agreement, initially dated as of November 18, 2011 (as amended and restated, the “Receivables Agreement”), with Victory Receivables Corporation, as Purchaser and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as Administrative Agent for the Investors, the Purchaser Agent for the BTMU Purchaser Group and a BTMU Liquidity Bank.

Under the Amendment, the Purchase Limit under the Receivables Agreement was increased (depending on the applicable period) from $200,000,000 to $225,000,000, from $250,000,000 to $290,000,000 or from $325,000,000 to $380,000,000 and the stated Funding Termination Date was extended to November 13, 2019. In addition, Wells Fargo Bank, N.A. (“WFB”) was added to the Receivables Agreement as a Purchaser Agent for the WFB Group and as a WFB Liquidity Bank after BTMU assigned WFB an interest in BTMU’s rights and obligations under the Receivables Agreement, BTMU and WFB were given separate Purchaser Group Limits and several definitions in the Receivables Agreement were changed.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the text of Amendment, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 6 to Amended and Restated Receivables Purchase Agreement, dated as of November 13, 2017, among LPAC Corp., as the Seller, Lennox Industries Inc., as the Master Servicer, Victory Receivables Corporation, as a Purchaser and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent for the Investors, the Purchaser Agent for the BTMU Purchaser Group and a BTMU Liquidity Bank and Wells Fargo Bank, N.A. as the Purchaser Agent for the WFB Purchaser Group and a WFB Liquidity Bank, including attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

By:	/s/ James Markey
Name:	James Markey
Title:	Assistant Secretary
Date:	November 15, 2017

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